UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: October 17, 2005

                                EATON CORPORATION
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                       1-1396                 34-0196300
      ----------------              ------------            ---------------
      (State or other               (Commission             (I.R.S. Employer
      jurisdiction of                File Number)          Identification No.)
      incorporation)

                       Eaton Center
                     Cleveland, Ohio                                44114
            -----------------------------------------          ----------------
            (Address of principal executive offices)              (Zip Code)

                                 (216) 523-5000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------
Item 2.02 Results of Operations and Financial Condition

On October 17, 2005, Eaton Corporation issued a press release announcing financial results for the quarter ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------
Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99 Press release for third quarter 2005, filed herewith.




                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Eaton Corporation

                                          /s/ R.H. Fearon
Date: October 17, 2005                    ------------------------------------
                                          R.H. Fearon
                                          Executive Vice President -
                                          Chief Financial and Planning Officer